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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 for the PurchaseSoft, Inc. (formerly Greentree Software, Inc.) 1994 Amended and Restated Stock Option Plan of our report dated July 1 1999, which appears on page F-2 of the Annual Report on Form 10-KSB for the year ended May 31, 1999.




PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 17, 2000




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